WISDOMTREE TRUST

Supplement Dated June 10, 2016

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and

Statement of Additional Information (“SAI”) for certain

WisdomTree Fixed Income and Currency Strategy Funds

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree Brazilian Real Strategy Fund (BZF) and the WisdomTree Western Asset Unconstrained Bond Fund (UBND) as of June 3, 2016:

WisdomTree Brazilian Real Strategy Fund

The following individuals serve as additional portfolio managers:

Chia-Liang Lian, Head of Emerging Markets Debt, has been a portfolio manager of the Fund since June 2016.

Kevin J. Ritter, Portfolio Manager, has been a portfolio manager of the Fund since June 2016.

All references to Christopher Orndorff are hereby deleted.

WisdomTree Western Asset Unconstrained Bond Fund

All references to Christopher Orndorff are hereby deleted.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 (9 a.m. to 6 p.m. Eastern Time) or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE